PRUCO LIFE INSURANCE COMPANY

               Supplement to Variable Life Insurance Prospectuses
                                       and
     Variable Annuity Prospectuses and Statements of Additional Information

                                December 18, 2001


     On December 18, 2001, The Prudential Insurance Company of America completed its transition from a mutual insurance company to a stock insurance company. Accordingly, we revise the description of Pruco Life Insurance Company to provide as follows:

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

     Pruco Life is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract or policy.




PLIPOSUP Ed. 12-2001